                                  EXHIBIT 1
                           JOINT FILING AGREEMENT
                           ----------------------

          Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date: February 13, 2001  MAYFIELD VI INVESTMENT PARTNERS
                         A California Limited Partnership

                         By:  /s/ James T. Beck
                             -----------------------------------
                             James T. Beck, Authorized Signatory

                         MAYFIELD VI MANAGEMENT PARTNERS
                         A California Limited Partnership

                         By:  /s/ James T. Beck
                            -----------------------------------
                            James T. Beck, Authorized Signatory

                         MAYFIELD VII
                         A California Limited Partnership

                         By:  /s/ James T. Beck
                            ------------------------------------
                             James T. Beck, Authorized Signatory

                         MAYFIELD VII MANAGEMENT PARTNERS
                         A California Limited Partnership

                         By:  /s/ James T. Beck
                            ------------------------------------
                             James T. Beck, Authorized Signatory

                         MAYFIELD ASSOCIATES FUND II
                         A California Limited Partnership

                         By:  /s/ James T. Beck
                             -----------------------------------
                             James T. Beck, Authorized Signatory

                         MAYFIELD MEDICAL PARTNERS (1992)
                         A California Partnership

                         By:  /s/ James T. Beck
                             -----------------------------------
                             James T. Beck, Authorized Signatory


                            Page 22 of 39 pages.

                         MAYFIELD ASSOCIATES FUND
                         A California Limited Partnership

                         By:  /s/ James T. Beck
                             -----------------------------------
                             James T. Beck, Authorized Signatory

                         MAYFIELD MEDICAL PARTNERS
                         A California Partnership

                         By:  /s/ James T. Beck
                             -----------------------------------
                             James T. Beck, Authorized Signatory

                         YOGEN K. DALAL

                         By:  /s/ James T. Beck
                            -------------------------------
                            James T. Beck, Attorney In Fact

                         F. GIBSON MYERS, JR.

                         By:  /s/ James T. Beck
                            -------------------------------
                            James T. Beck, Attorney In Fact

                         KEVIN A. FONG

                         By:  /s/ James T. Beck
                            -------------------------------
                            James T. Beck, Attorney In Fact

                         WILLIAM D. UNGER

                         By:  /s/ James T. Beck
                            -------------------------------
                            James T. Beck, Attorney In Fact

                         WENDELL G. VAN AUKEN, III

                         By:  /s/ James T. Beck
                            -------------------------------
                            James T. Beck, Attorney In Fact

                         MICHAEL J. LEVINTHAL

                         By:  /s/ James T. Beck
                            --------------------------------
                             James T. Beck, Attorney In Fact


                            Page 23 of 39 pages.

                         A. GRANT HEIDRICH, III

                         By:  /s/ James T. Beck
                            -------------------------------
                            James T. Beck, Attorney In Fact



                            Page 24 of 39 pages.